UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: March 31

Date of reporting period: March 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

March 31, 2010

Annual Report

Legg Mason

Barrett

Financial

Services

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Barrett Financial Services Fund

Fund objective*

The Fund seeks long-term capital appreciation by investing primarily in common stocks.

*	Since the Fund focuses its investments primarily on companies involved in financial services, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

Fund name change

Prior to October 5, 2009, the Fund was known as Legg Mason Partners Financial Services Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Barrett Financial Services Fund for the twelve-month reporting period ended March 31, 2010.

Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance. Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

Special shareholder notice

On or about June 15, 2010, the Fund will change its subadviser from Barrett Associates, Inc. (“Barrett”) to Legg Mason Investment Counsel, LLC (“LMIC”) and will be renamed Legg Mason Investment Counsel Financial Services Fund. Both Barrett and LMIC are wholly-owned subsidiaries of Legg Mason, Inc. Amy LaGuardia, the Fund’s current portfolio manager, will continue to be responsible for the day-to-day portfolio management of the Fund. The Fund’s investment objectives, policies and strategies will remain unchanged. For more information, please see the Fund’s prospectus.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 5, 2010

Legg Mason Barrett Financial Services Fund	III

Investment commentary

Economic review

The lengthiest recession since the Great Depression finally appeared to have ended during the reporting period. This, in turn, had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 2.2%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.6%. The Commerce Department cited a slower drawdown in business inventories and renewed consumer spending as contributing factors spurring the economy’s higher growth rate. The recovery continued during the first quarter of 2010, as the advance estimate for GDP growth was a solid 3.2%. The ongoing economic expansion was largely the result of increased consumer spending, as it grew 3.6% during the quarter, versus a tepid 1.6% advance during the last three months of 2009.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). According to PMI data, manufacturing has now expanded eight consecutive months and March 2010’s PMI reading of 59.6 was the highest since July 2004.

While the housing market has shown signs of life, a continued large inventory of unsold homes and the end of a government tax credit for first-time buyers could lead to a choppy recovery. At the end of March 2010, there was an 8.0 month supply of unsold homes, a slight improvement from the 8.5 month supply the prior month. Based on its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that U.S. home prices in February 2010 rose from a year earlier for the first time in more than three years. According to the National Association of Realtors, after existing home sales fell from December 2009 through February 2010, they increased 6.8% in March as people rushed to take advantage of the government’s $8,000 tax credit for first-time home buyers that is set to expire at the end of April.

While there was some positive news in the labor market in March, continued high unemployment could negatively impact the pace of the economic recovery. The U.S. Department of Labor reported that employers added 162,000 jobs in March, the largest monthly gain in three years. However, upon closer inspection, the data showed that nearly 30% of these new hires were temporary government jobs for the 2010 Census. In addition, the unemployment rate remained at 9.7% in March, where it has stood since January 2010.

Financial market overview

The twelve-month period ended March 31, 2010 was largely characterized by a return to more normal conditions and robust investor risk appetite. This was in sharp contrast to the last three months of 2008 and early 2009, when upheaval in the financial markets, periods of extreme volatility and illiquidity triggered heightened risk aversion and extreme “flights to quality.”

In the U.S. equity market, stock prices, as measured by the S&P 500 Indexiv (the “Index”), rose during ten of the twelve months of the reporting period. There were a number of factors contributing to the turnaround in the financial markets, including improving economic conditions, renewed investor confidence and the accommodative monetary policy by the Federal Reserve Board (“Fed”)v.

While economic data often surpassed expectations during the reporting period, the Fed remained cautious. As stated by Fed Chairman Bernanke in April 2010 (subsequent to the close of the reporting period), the economy was “far from being out of the woods.” Given this, it was no surprise that the Fed kept the federal funds ratevi in a historically low range of 0 to 1/4 percent during the reporting period. At its meeting in April 2010, the Fed said it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

However, the Fed did take a first step in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount rate, the interest rate it charges banks for temporary loans, from

IV	Legg Mason Barrett Financial Services Fund

Investment commentary (cont’d)

0.50% to 0.75%. The Fed also announced the conclusion of its $1.25 trillion mortgage securities purchase program at the end of the first quarter of 2010.

Equity market review

After falling during two of the three months that preceded the reporting period, stock prices moved sharply higher during the first six months covered by this report. Over that period, the Index returned 34.02%. The market’s ascent was the result of optimism regarding the economy, better-than-expected corporate profits and increased investor risk appetite. While temporary setbacks in October 2009 and January 2010 tempered the Index’s gains during the second half of the fiscal year, during the twelve months ended March 31, 2010, it returned an outstanding 49.77%. The Index has now risen roughly 71% since it reached a twelve-year low on March 9, 2009. Despite this impressive gain, the Index remains approximately 21% lower than its all-time high in October 2007.

Looking at the U.S. stock market more closely, during the twelve months ended March 31, 2010, mid-cap stocks generated the best returns, with the Russell Midcap Indexvii returning 67.71%. In contrast, the small-cap Russell 2000viii and the large-cap Russell 1000ix Indices rose 62.76% and 51.60%, respectively. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthx and Russell 3000 Valuexi Indices, returned 50.50% and 54.46%, respectively.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 30, 2010

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

vi

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vii

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

viii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ix

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

[x]

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xi	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Legg Mason Barrett Financial Services Fund 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital appreciation by investing primarily in common stocks. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of issuers in the financial services industry. We seek out stocks that we believe are undervalued and thus may offer above-average potential for capital appreciation. Equity securities include common stocks, preferred stocks, convertible securities, rights and warrants. These companies may include, but are not limited to, regional and money center banks, savings banks and thrift institutions, securities brokerage firms, asset management companies, insurance and insurance brokerage firms, government-sponsored agencies, specialty finance companies and financial conglomerates. For purposes of the Fund’s 80% policy, issuers in the financial services industry include companies that derive more than 50% of their revenues from providing products and services to the financial services industry, including software, hardware, publishing, news services, credit research and rating services, Internet services and business services. The Fund may invest up to 25% of its total assets (not including American Depositary Receipts) in securities of foreign financial services companies.

Q. What were the overall market conditions during the Fund’s reporting period?

A. For the twelve-month reporting period, market conditions were strong as the world recovered from the financial crisis. The S&P 500 Indexi was up approximately 50% for the year ended March 31, 2010, but that was after a decline of 38% in the previous year. The S&P 500 Financial Indexii was up a spectacular 83% for the fiscal year as compared to a 63% drop the previous year. Since the market swings over the last two years were more violent than normal, combining the returns gives, in our opinion, a more realistic picture of where we stand as of the close of the reporting period. On a cumulative basis for the two years ended March 31, 2010, the S&P 500 Index was down 7% and the S&P 500 Financial Index was down 32%. While the market has well recovered from the lows, the cumulative negative two-year numbers are reflective of our belief that, while things are not as bad, we are still far from a strong growth mode. The highlight of the year just ended, and in our opinion the fuel for the rally, was that most companies reported better-than-expected earnings. Global interest rates remained low and, despite heavy government spending, inflation remained a non-event.

Q. How did we respond to these changing market conditions?

A. As the year progressed, we invested the cash that was raised during the crisis. The Fund was actively traded. We initiated nineteen positions and eliminated ten. The new holdings are skewed toward smaller-cap regional banks as we participated in various capital raises of banks looking to benefit from assisted transactions by the Federal Deposit Insurance Corporation (“FDIC”).

Performance review

For the twelve months ended March 31, 2010, Class A shares of Legg Mason Barrett Financial Services Fund, excluding sales charges, returned 35.60%. The Fund’s unmanaged benchmarks, the S&P 500 Index and the S&P 500 Financial Index, returned 49.77% and 83.06%, respectively, over the same time frame. The Lipper Financial Services Funds Category Average 1 returned 73.35% for the same period.

Performance Snapshot as of March 31, 2010
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Barrett Financial Services Fund:
Class A	6.91%	35.60%
Class B	6.46%	34.57%
Class C	6.53%	34.69%
Class I	7.11%	35.93%
S&P 500 Index	11.75%	49.77%
S&P 500 Financial Index	7.46%	83.06%
Lipper Financial Services Funds Category Average[1]	10.09%	73.35%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended March 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 87 funds for the six-month period and among the 86 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason Barrett Financial Services Fund 2010 Annual Report

Fund overview (cont’d)

than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated July 29, 2009, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 1.71%, 2.85%, 2.21% and 1.76%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of contractual expense limitations, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.50% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares and 1.25% for Class I shares until August 1, 2010.

Q. What were the leading contributors to performance?

A. The Fund’s best performing stocks on an absolute and relative basis for the reporting period were Protective Life Corp., Highbury Financial Inc., Bank of America Corp., Fifth Third Capital Trust preferreds and Ameriprise Financial Inc. All participated in the recovery, and Highbury Financial Inc. announced that it agreed to be taken over by Affiliated Managers Group, Inc. for a premium to the current market price.

Q. What were the leading detractors from performance?

A. Relative performance was hurt by our heavier weighting in small- to mid-capitalization stocks as larger financial companies posted stronger returns. Additionally, not having exposure to the Investment Banking and Consumer Finance sub-sectors caused us to lag the benchmark.

Thank you for your investment in Legg Mason Barrett Financial Services Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Fund’s investment goals.

Sincerely,

Amy LaGuardia, CFA

Barrett Associates, Inc.

April 20, 2010

RISKS: In addition to normal risks associated with equity investing, narrowly focused investments typically exhibit higher volatility. The financial services sector may be subject to greater governmental regulation, competitive pressures and rapid technological change and obsolescence, which may have a materially adverse effect on the sector. Additionally, the Fund’s performance will be influenced by political, social and economic factors affecting investments in companies in foreign countries. The securities of small- and mid-sized companies tend to be more volatile than those of larger companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

Portfolio holdings and breakdowns are as of March 31, 2010 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: U.S. Bancorp (4.1%) Protective Life Corp. (3.7%), S1 Corporation (3.5%), Assurant Inc. (3.3%), American Financial Group Inc. (3.2%), Hanover Insurance Group Inc. (3.1%), HCC Insurance Holdings Inc. (3.1%) Fiserv Inc. (3.0%) Ameriprise Financial Inc. (2.9%) and Hilltop Holdings Inc. (2.8%). Please refer to pages 7 through 8 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of March 31, 2010 were: Insurance (38.7%), Commercial Banks (27.3%), IT Services (9.8%), Capital Markets (9.4%) and Thrifts & Mortgage Finance (5.0%). The Fund’s portfolio composition is subject to change at any time.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.
ii	The S&P 500 Financial Index is a capitalization-weighted index representing nine financial groups and fifty-three financial companies, calculated monthly with dividends reinvested at month-end.

Legg Mason Barrett Financial Services Fund 2010 Annual Report	3

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of March 31, 2010 and March 31, 2009 and do not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

4	Legg Mason Barrett Financial Services Fund 2010 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2009 and held for the six months ended March 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on actual total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	6.91%	$1,000.00	$1,069.10	1.49%	$7.69
Class B	6.46	1,000.00	1,064.60	2.24	11.53
Class C	6.53	1,000.00	1,065.30	2.22	11.43
Class I	7.11	1,000.00	1,071.10	1.01	5.22

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on hypothetical total return[1]
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.00%	$1,000.00	$1,017.50	1.49%	$7.49
Class B	5.00	1,000.00	1,013.76	2.24	11.25
Class C	5.00	1,000.00	1,013.86	2.22	11.15
Class I	5.00	1,000.00	1,019.90	1.01	5.09
[1]	For the six months ended March 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Barrett Financial Services Fund 2010 Annual Report	5

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class I
Twelve Months Ended 3/31/10	35.60%	34.57%	34.69%	35.93%
Five Years Ended 3/31/10	0.19	-0.56	-0.51	N/A
Ten Years Ended 3/31/10	6.73	6.09	5.96	N/A
Inception* through 3/31/10	5.20	4.64	4.43	-2.58

With sales charges[2]	Class A	Class B	Class C	Class I
Twelve Months Ended 3/31/10	27.77%	29.57%	33.69%	35.93%
Five Years Ended 3/31/10	-0.98	-0.71	-0.51	N/A
Ten Years Ended 3/31/10	6.09	6.09	5.96	N/A
Inception* through 3/31/10	4.65	4.64	4.43	-2.58

Cumulative total return
Without sales charges[1]
Class A (3/31/00 through 3/31/10)	91.73%
Class B (3/31/00 through 3/31/10)	80.67
Class C (3/31/00 through 3/31/10)	78.33
Class I (Inception date of 3/25/08 through 3/31/10)	-5.14

Historical performance

Value of $10,000 invested

Class A, B and C Shares of Legg Mason Barrett Financial Services Fund vs. S&P 500 Index and S&P 500 Financial Index† — March 2000 - March 2010

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charges of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC charge is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from the purchase payment.

6	Legg Mason Barrett Financial Services Fund 2010 Annual Report

Fund performance (unaudited) (cont‘d)

*	Inception date for Class A and C shares is November 16, 1998, which is the inception date of Legg Mason Financial Services Fund (the “Predecessor Fund”). The Fund acquired the assets and liabilities of the Predecessor Fund in a reorganization on March 16, 2007. The Predecessor Fund’s performance and financial history have been adopted by the Fund and will be used going forward. As a result, the performance for Class A shares prior to March 16, 2007 is the performance of the Predecessor Fund’s Financial Intermediary Class and the performance for Class C shares prior to March 16, 2007 is the performance of the Predecessor Fund’s Primary Class, both of which have not been restated to reflect any differences in expenses.

Performance for Class B shares prior to March 16, 2007 (Inception date) is the performance of Class C shares (formerly the Predecessor Fund’s Primary Class), which has not been restated to reflect any differences in expenses. Inception date for Class I shares is March 25, 2008.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of Legg Mason Barrett Financial Services Fund on March 31, 2000, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2010. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The S&P 500 Financial Index is a capitalization-weighted index representing nine financial groups and fifty-three financial companies, calculated monthly with dividends reinvested at month end. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

Legg Mason Barrett Financial Services Fund 2010 Annual Report	7

Schedule of investments

March 31, 2010

Legg Mason Barrett Financial Services Fund

Security	Shares	Value
Common Stocks — 96.6%
Capital Markets — 9.4%
Ameriprise Financial Inc.	40,000	$1,814,400
Highbury Financial Inc.	150,000	1,044,000
KBW Inc.	56,000	1,506,400	*
TD Ameritrade Holding Corp.	80,000	1,524,800	*
Total Capital Markets		5,889,600
Commercial Banks — 23.9%
American River Bankshares	50,000	395,000
Beach Business Bank	56,876	284,664	*
Farmers & Merchants Bank of Long Beach	200	810,000
First Financial Bancorp	27,000	480,330
First State Bank	175,000	262,500	*(a)
Heritage Financial Corp.	83,000	1,252,470	*
Heritage Oaks Bancorp	200,000	788,000	*
MB Financial Inc.	40,000	901,200
Northrim BanCorp Inc.	44,100	753,228
Pacific Continental Corp.	99,020	1,039,710
PNC Financial Services Group Inc.	20,580	1,228,626
Royal Bank of Canada	26,311	1,539,828
Sussex Bancorp	33,547	191,218	*
Tamalpais Bancorp	60,500	26,620	*
TCF Financial Corp.	80,000	1,275,200
Toronto-Dominion Bank	5,400	402,481
U.S. Bancorp	100,000	2,588,000
Wainwright Bank & Trust Co.	88,200	857,304
Total Commercial Banks		15,076,379
Diversified Financial Services — 2.0%
Bank of America Corp.	71,074	1,268,671
Exchange Traded Funds — 2.0%
KBW Bank ETF	20,000	516,200
KBW Capital Markets ETF	20,000	744,200
Total Exchange Traded Funds		1,260,400
Insurance — 38.7%
American Financial Group Inc.	70,000	1,991,500
American Safety Insurance Holdings Ltd.	70,000	1,161,300	*
Arch Capital Group Ltd.	18,000	1,372,500	*
Assurant Inc.	60,000	2,062,800
Brown & Brown Inc.	52,000	931,840
Hanover Insurance Group Inc.	45,000	1,962,450
HCC Insurance Holdings Inc.	70,000	1,932,000
Hilltop Holdings Inc.	150,000	1,762,500	*
Max Re Capital Ltd.	50,000	1,149,500
MetLife Inc.	40,000	1,733,600
Old Republic International Corp.	90,000	1,141,200
Protective Life Corp.	105,500	2,319,945
RenaissanceRe Holdings Ltd.	22,250	1,262,910
RLI Corp.	21,000	1,197,420

See Notes to Financial Statements.

8	Legg Mason Barrett Financial Services Fund 2010 Annual Report

Schedule of investments (cont’d)

March 31, 2010

Legg Mason Barrett Financial Services Fund

Security			Shares	Value
Insurance — continued
StanCorp Financial Group Inc.			25,000	$1,190,750
W.R. Berkley Corp.			45,000	1,174,050
Total Insurance				24,346,265
Internet Software & Services — 3.5%
S1 Corporation			375,000	2,212,500	*
IT Services — 9.8%
Fiserv Inc.			37,000	1,878,120	*
Lender Processing Services Inc.			45,000	1,698,750
Online Resources Corp.			220,000	886,600	*
Visa Inc., Class A Shares			18,700	1,702,261
Total IT Services				6,165,731
Professional Services — 2.3%
Verisk Analytics Inc., Class A Shares			52,000	1,466,400	*
Thrifts & Mortgage Finance — 5.0%
BCSB Bancorp Inc.			50,000	468,750	*
Citizens First Bancorp Inc.			15,100	2,491	*
Riverview Bancorp Inc.			101,340	233,082	*
Territorial Bancorp Inc.			88,400	1,682,252
WSFS Financial Corp.			20,000	780,000
Total Thrifts & Mortgage Finance				3,166,575
Total Common Stocks (Cost — $64,300,829)				60,852,521

	Rate
Preferred Stocks — 3.4%
Commercial Banks — 3.4%
Fifth Third Capital Trust V	7.250%		30,000	697,200	(b)
Fifth Third Capital Trust VI	7.250%		30,000	705,000	(b)
Fifth Third Capital Trust VII	8.875%		30,000	780,000	(b)
Total Preferred Stocks (Cost — $1,164,192)				2,182,200
Total Investments before Short-Term Investment (Cost — $65,465,021)				63,034,721

		Maturity Date	Face Amount
Short-Term Investment — 0.3%
Repurchase Agreement — 0.3%
Interest in $50,013,000 joint tri-party repurchase agreement dated 3/31/10 with Deutsche Bank Securities Inc.; Proceeds at maturity — $185,000; (Fully collateralized by U.S. government agency obligations, 2.375% due 3/14/14; Market value — $188,703) (Cost — $185,000)	0.020%	4/1/10	$185,000	185,000
Total Investments — 100.3% (Cost — $65,650,021#)				63,219,721
Liabilities in Excess of Other Assets — (0.3)%				(204,294)
Total Net Assets — 100.0%				$63,015,427

*	Non-income producing security.

(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(b)	Variable rate securities. Coupon rates disclosed are those which are in effect at March 31, 2010.

#	Aggregate cost for federal income tax purposes is $65,650,052.

See Notes to Financial Statements.

Legg Mason Barrett Financial Services Fund 2010 Annual Report	9

Statement of assets and liabilities

March 31, 2010

Assets:
Investments, at value (Cost — $65,650,021)	$63,219,721
Cash	497
Receivable for Fund shares sold	153,241
Dividends receivable	25,915
Prepaid expenses	32,100
Total Assets	63,431,474

Liabilities:
Payable for Fund shares repurchased	239,169
Distribution fees payable	32,156
Investment management fee payable	31,944
Trustees’ fees payable	2,099
Foreign currency overdraft, at value (Cost — $1,816)	1,892
Accrued expenses	108,787
Total Liabilities	416,047
Total Net Assets	$63,015,427

Net Assets:
Par value (Note 7)	$58
Paid-in capital in excess of par value	67,189,780
Overdistributed net investment income	(60,516)
Accumulated net realized loss on investments and foreign currency transactions	(1,683,522)
Net unrealized depreciation on investments and foreign currencies	(2,430,373)
Total Net Assets	$63,015,427

Shares Outstanding:
Class A	3,024,367
Class B	671,847
Class C	2,114,588
Class I	17,040

Net Asset Value:
Class A (and redemption price)	$11.02
Class B*	$10.55
Class C*	$10.60
Class I (and redemption price)	$11.01
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$11.69

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

10	Legg Mason Barrett Financial Services Fund 2010 Annual Report

Statement of operations

For the Year Ended March 31, 2010

Investment Income:
Dividends	$1,246,801
Interest	8,387
Less: Foreign taxes withheld	(8,706)
Total Investment Income	1,246,482

Expenses:
Investment management fee (Note 2)	480,607
Distribution fees (Notes 2 and 5)	373,959
Transfer agent fees (Note 5)	166,427
Shareholder reports (Note 5)	60,676
Registration fees	52,546
Audit and tax	26,200
Legal fees	23,987
Trustees’ fees	7,363
Insurance	2,635
Custody fees	958
Miscellaneous expenses	7,249
Total Expenses	1,202,607
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(94,942)
Net Expenses	1,107,665
Net Investment Income	138,817

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	(1,190,988)
Foreign currency transactions	(239)
Net Realized Loss	(1,191,227)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	18,714,556
Foreign currencies	(73)
Change in Net Unrealized Appreciation/Depreciation	18,714,483
Net Gain on Investments and Foreign Currency Transactions	17,523,256
Increase in Net Assets From Operations	$17,662,073

See Notes to Financial Statements.

Legg Mason Barrett Financial Services Fund 2010 Annual Report	11

Statements of changes in net assets

For the Years Ended March 31,	2010	2009

Operations:
Net investment income (loss)	$138,817	$(10,784)
Net realized loss	(1,191,227)	(373,048)
Change in net unrealized appreciation/depreciation	18,714,483	(21,252,796)
Increase (Decrease) in Net Assets From Operations	17,662,073	(21,636,628)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(130,001)	(170,001)
Decrease in Net Assets From Distributions to Shareholders	(130,001)	(170,001)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	10,210,888	18,417,867
Reinvestment of distributions	122,308	162,664
Cost of shares repurchased	(16,482,284)	(23,211,860)
Decrease in Net Assets From Fund Share Transactions	(6,149,088)	(4,631,329)
Increase (Decrease) in Net Assets	11,382,984	(26,437,958)

Net Assets:
Beginning of year	51,632,443	78,070,401
End of year*	$63,015,427	$51,632,443
* Includes overdistributed net investment income of:	$(60,516)	$(92,428)

See Notes to Financial Statements.

12	Legg Mason Barrett Financial Services Fund 2010 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class A Shares	2010[1]	2009[1]	2008[1]	2007[1,2,3]	2006[2,3]

Net asset value, beginning of year	$8.16	$11.44	$14.29	$15.66	$14.46

Income (loss) from operations:
Net investment income	0.06	0.04	0.10	0.11	0.11
Net realized and unrealized gain (loss)	2.84	(3.26)	(2.56)	0.82	2.46
Total income (loss) from operations	2.90	(3.22)	(2.46)	0.93	2.57

Less distributions from:
Net investment income	(0.04)	(0.06)	(0.08)	—	—
Net realized gains	—	—	(0.31)	(2.30)	(1.37)
Total distributions	(0.04)	(0.06)	(0.39)	(2.30)	(1.37)

Net asset value, end of year	$11.02	$8.16	$11.44	$14.29	$15.66
Total return[4]	35.60%	(28.20)%	(17.53)%	6.42%	18.16%

Net assets, end of year (000s)	$33,327	$24,387	$26,925	$32,704	$10,203

Ratios to average net assets:
Gross expenses	1.67%	1.69%	1.78%	1.62%	1.58%
Net expenses[5]	1.49 [6]	1.50 [6]	1.49 [6]	1.50 [6]	1.50
Net investment income	0.58	0.39	0.72	0.72	0.47

Portfolio turnover rate	24%	11%	10%	53%	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Per share data has been adjusted to reflect shares issued in connection with the reorganization.

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of contractual expense limitation, effective March 16, 2007 until August 1, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 1.50%.

See Notes to Financial Statements.

Legg Mason Barrett Financial Services Fund 2010 Annual Report	13

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
Class B Shares[1]	2010	2009	2008	2007[2]

Net asset value, beginning of year	$7.84	$11.01	$13.78	$13.66

Income (loss) from operations:
Net investment income (loss)	(0.02)	(0.03)	(0.01)	0.00	[3]
Net realized and unrealized gain (loss)	2.73	(3.14)	(2.45)	0.12
Total income (loss) from operations	2.71	(3.17)	(2.46)	0.12

Less distributions from:
Net investment income	—	—	(0.00) [3]	—
Net realized gains	—	—	(0.31)	—
Total distributions	—	—	(0.31)	—

Net asset value, end of year	$10.55	$7.84	$11.01	$13.78
Total return[4]	34.57%	(28.79)%	(18.13)%	0.88%

Net assets, end of year (000s)	$7,091	$6,987	$13,033	$24,102

Ratios to average net assets:
Gross expenses	2.75%	2.78%	2.74%	2.62%[5]
Net expenses[6,7]	2.24	2.24	2.25	2.25	[5]
Net investment income (loss)	(0.16)	(0.34)	(0.05)	0.86	[5]

Portfolio turnover rate	24%	11%	10%	53%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 16, 2007 (inception date) to March 31, 2007.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of contractual expense limitation, effective March 16, 2007 until August 1, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class B shares would not exceed 2.25%.

See Notes to Financial Statements.

14	Legg Mason Barrett Financial Services Fund 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class C Shares	2010[1]	2009[1]	2008[1]	2007[1,2,3]	2006[2,3]

Net asset value, beginning of year	$7.87	$11.04	$13.81	$15.43	$14.45

Income (loss) from operations:
Net investment income (loss)	(0.01)	(0.03)	0.01	(0.01)	(0.04)
Net realized and unrealized gain (loss)	2.74	(3.14)	(2.47)	0.82	2.46
Total income (loss) from operations	2.73	(3.17)	(2.46)	0.81	2.42

Less distributions from:
Net investment income	—	(0.00) [4]	(0.00) [4]	—	—
Net realized gains	—	—	(0.31)	(2.43)	(1.44)
Total distributions	—	(0.00)	(0.31)	(2.43)	(1.44)

Net asset value, end of year	$10.60	$7.87	$11.04	$13.81	$15.43
Total return[5]	34.69%	(28.70)%	(18.08)%	5.72%	17.22%

Net assets, end of year (000s)	$22,409	$20,242	$38,094	$66,714	$58,859

Ratios to average net assets:
Gross expenses	2.21%	2.18%	2.11%	2.39%	2.36%
Net expenses	2.18 [6,7]	2.18	2.11 [6]	2.25 [6]	2.25 [6]
Net investment income (loss)	(0.10)	(0.29)	0.07	(0.09)	(0.27)

Portfolio turnover rate	24%	11%	10%	53%	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Per share data has been adjusted to reflect shares issued in connection with the reorganization.

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a contractual expenses limitation, effective July 29, 2009 until August 1, 2010 the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares would not exceed 2.25%.

See Notes to Financial Statements.

Legg Mason Barrett Financial Services Fund 2010 Annual Report	15

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
Class I Shares[1]	2010	2009	2008[2]

Net asset value, beginning of year	$8.14	$11.44	$11.77

Income (loss) from operations:
Net investment income	0.03	0.05	0.01
Net realized and unrealized gain (loss)	2.89	(3.27)	(0.34)
Total income (loss) from operations	2.92	(3.22)	(0.33)

Less distributions from:
Net investment income	(0.05)	(0.08)	—
Total distributions	(0.05)	(0.08)	—

Net asset value, end of year	$11.01	$8.14	$11.44
Total return[3]	35.93%	(28.20)%	(2.80)%

Net assets, end of year (000s)	$188	$16	$18

Ratios to average net assets:
Gross expenses	1.32%	1.35%	1.96%[4]
Net expenses	1.10 [5,6]	1.35	1.96 [4]
Net investment income	0.33	0.55	3.69 [4]

Portfolio turnover rate	24%	11%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 25, 2008 (inception date) to March 31, 2008.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of a contractual expenses limitation, effective July 29, 2009 until August 1, 2010 the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares would not exceed 1.25%.

See Notes to Financial Statements.

16	Legg Mason Barrett Financial Services Fund 2010 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Barrett Financial Services Fund (formerly known as Legg Mason Partners Financial Services Fund) (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the issuance date of the financial statements.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$60,590,021	—	$262,500	$60,852,521
Preferred stocks†	2,182,200	—	—	2,182,200
Short-term investment†	—	$185,000	—	185,000
Total	$62,772,221	$185,000	$262,500	$63,219,721

†	See Schedule of Investments for additional detailed categorizations.

Legg Mason Barrett Financial Services Fund 2010 Annual Report	17

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investment in Securities
Balance as of March 31, 2009	$656,250
Accrued premium/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)[1]	(393,750)
Net purchases (sales)	—
Transfers in and/or out of Level 3	—
Balance as of March 31, 2010	262,500
Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2010[1]	$(393,750)

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of

18	Legg Mason Barrett Financial Services Fund 2010 Annual Report

Notes to financial statements (cont’d)

these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(e) Concentration risk. The Fund normally invests at least 80% of its assets in financial services related investments. As a result of this concentration policy, an investment in the Fund may be subject to greater risk and market fluctuation than an investment in a fund that invests in securities representing a broader range of investment alternatives.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of March 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$23,335	—	$(23,335)
(b)	(239)	$239	—

(a)	Reclassifications are primarily due to a taxable overdistribution.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Barrett Associates, Inc. (“Barrett”) is the Fund’s subadviser. LMPFA and Barrett are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Legg Mason Barrett Financial Services Fund 2010 Annual Report	19

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for management of cash and short-term instruments. For its services, LMPFA pays Barrett 70% of the net management fee it receives from the Fund.

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses to average net assets of Class A, Class B, Class C and Class I shares will not exceed 1.50%, 2.25%, 2.25% and 1.25%, respectively, until August 1, 2010.

During the year ended March 31, 2010, the Fund was reimbursed for expenses amounting to $94,942.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended March 31, 2010, LMIS and its affiliates received sales charges of approximately $7,000 on sales of the Fund’s Class A shares. In addition, for the year ended March 31, 2010, CDSCs paid to LMIS and its affiliates were approximately:

	Class B	Class C
CDSCs	$8,000	$2,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of March 31, 2010, the Fund had accrued $288 as deferred compensation payable.

Certain officers and Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended March 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$21,340,703
Sales	13,299,525

At March 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$7,823,376
Gross unrealized depreciation	(10,253,707)
Net unrealized depreciation	$(2,430,331)

20	Legg Mason Barrett Financial Services Fund 2010 Annual Report

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended March 31, 2010, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

For the year ended March 31, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses*
Class A	$75,551	$93,504	$15,688
Class B	74,106	42,787	8,622
Class C	224,302	30,101	3,735
Class I	—	35	3
Total	$373,959	$166,427	$28,048

*	For the period April 1, 2009 through September 13, 2009. Subsequent to September 13, 2009 these expenses were accrued at the fund level.

For the year ended March 31, 2010, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class A	$52,331
Class B	37,432
Class C	5,146
Class I	33
Total	$94,942

6. Distributions to shareholders by class

	Year Ended March 31, 2010	Year Ended March 31, 2009
Net Investment Income:
Class A	$129,993	$166,143
Class C	—	3,725
Class I	8	133
Total	$130,001	$170,001

7. Shares of beneficial interest

At March 31, 2010, the Trust had 400 million shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Legg Mason Barrett Financial Services Fund 2010 Annual Report	21

Transactions in shares of each class were as follows:

	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Amount	Shares	Amount

Class A
Shares sold	850,908	$8,282,567	1,470,534	$14,619,970
Shares issued on reinvestment	11,782	122,300	17,788	158,849
Shares repurchased	(827,201)	(8,217,419)	(852,275)	(8,316,333)
Net increase	35,489	$187,448	636,047	$6,462,486

Class B
Shares sold	55,639	$518,182	164,837	$1,616,476
Shares repurchased	(274,744)	(2,598,844)	(457,905)	(4,430,785)
Net decrease	(219,105)	$(2,080,662)	(293,068)	$(2,814,309)

Class C
Shares sold	130,947	$1,223,299	224,993	$2,163,671
Shares issued on reinvestment	—	—	427	3,682
Shares repurchased	(588,775)	(5,646,374)	(1,102,998)	(10,450,354)
Net decrease	(457,828)	$(4,423,075)	(877,578)	$(8,283,001)

Class I
Shares sold	17,257	$186,840	2,066	$17,750
Shares issued on reinvestment	1	8	15	133
Shares repurchased	(2,170)	(19,647)	(1,658)	(14,388)
Net increase	15,088	$167,201	423	$3,495

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended March 31, were as follows:

	2010	2009

Distributions Paid From:
Ordinary income	$130,001	$170,001

As of March 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(1,503,121)
Other book/tax temporary differences(a)	(240,886)
Unrealized appreciation/(depreciation)(b)	(2,430,404)
Total accumulated earnings/(losses) — net	$(4,174,411)

*	As of March 31, 2010, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
3/31/2017	$(492,518)
3/31/2018	(1,010,603)
$(1,503,121)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the deferral of post-October capital and currency losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

22	Legg Mason Barrett Financial Services Fund 2010 Annual Report

Notes to financial statements (cont’d)

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as subtransfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or subtransfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of profits to Citigroup, plus interest. These amounts will be disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. All other amounts not previously distributed were retained by the U.S. Treasury. The disbursements are expected to be received by the Custodian for the Affected Funds on or about May 25, 2010 and these amounts were reflected in the net asset value of the Affected Funds’ shares as of May 13, 2010.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the

Legg Mason Barrett Financial Services Fund 2010 Annual Report	23

Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM based on the May 31, 2005 settlement order issued against CGM and SBFM by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

The five actions were subsequently consolidated, and a consolidated complaint was filed. On September 26, 2007, the U.S. District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. On February 16, 2010, the U.S. Court of Appeals for the Second Circuit issued its opinion affirming the dismissal, in part, and vacating and remanding, in part. The opinion affirmed the dismissal with prejudice of plaintiffs’ claim pursuant to Section 36(b) of the Investment Company Act but vacated the dismissal of the Section 10(b) securities fraud claim. The case has been remanded to Judge Pauley of the U.S. District Court for the Southern District of New York.

24	Legg Mason Barrett Financial Services Fund 2010 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Barrett Financial Services Fund (formerly Legg Mason Partners Financial Services Fund), a series of Legg Mason Partners Equity Trust, as of March 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended March 31, 2006 were audited by other independent registered public accountants whose report thereon, dated May 19, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Barrett Financial Services Fund as of March 31, 2010, and the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 17, 2010

Legg Mason Barrett Financial Services Fund	25

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the sub-advisory agreement, pursuant to which Barrett Associates, Inc. (the “Sub-Adviser”) provided day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, Extent and Quality of the Services provided to the Fund under the Management Agreement and Sub-Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

26	Legg Mason Barrett Financial Services Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund Performance

The Board received and reviewed performance information for the Fund and for all retail and institutional financial services funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2009. The Fund performed better than the median and in the first quintile for each period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2009, which showed the Fund’s performance was lower than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio manager. The Trustees noted that the Manager was committed to providing the resources necessary to assist the portfolio manager and improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s relative performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s contractual fee waiver and/or expense reimbursement arrangement in effect for the Fund, which partially reduced the management fee paid to the Manager, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of six retail front-end load financial services funds selected by Lipper as comparable to the Fund (the “Expense

Legg Mason Barrett Financial Services Fund	27

Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load financial services funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were lower than the median of management fees paid by the other funds in the Expense Group and that the Fund’s Actual Management Fee was lower than the average management fee paid by the other funds in the Expense Universe. This information also showed that the Fund’s actual total expense ratio was lower than the median of the total expense ratios of the funds in the Expense Group and lower than the average total expense ratio of the funds in the Expense Universe.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

28	Legg Mason Barrett Financial Services Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Barrett Financial Services Fund (formerly known as Legg Mason Partners Financial Services Fund) (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Independent Trustees†:

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Dwight B. Crane

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Legg Mason Barrett Financial Services Fund	29

Independent Trustees cont’d

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

David E. Maryatt

Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

John J. Murphy

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Director, Nicholas Applegate Institutional Funds (12 funds) (since 2005); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)

30	Legg Mason Barrett Financial Services Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984-2009)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Jerry A. Viscione

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:

R. Jay Gerken, CFA[3]

Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board and Trustee/Director of 146 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. (“Legg Mason”) or its affiliates; President and CEO, Smith Barney Fund Management LLC (“SBFM”) and Chairman, President and CEO, Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (“CGM”) (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)
Number of funds in fund complex overseen by Trustee	133
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (2002 to 2006)

Legg Mason Barrett Financial Services Fund	31

Additional Officers:

Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason & Co. (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co., LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at Citigroup Asset Management (“CAM”) or its predecessors (2002 to 2005)

John Chiota Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1968
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006 and 2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. or its predecessors (since 2004); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. and its predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. and its predecessors (since 2003)

Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. and its predecessors (since 2006); formerly, Managing Director and Deputy General Counsel for CAM (1992 to 2005)

Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1965
Position(s) with Trust	Treasurer and Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Treasurer and Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. (since 2005); formerly, Vice President at CAM (1996 to 2005); formerly, Chief Financial Officer and Treasurer of certain mutual funds associated with certain predecessor firms of Legg Mason & Co. (2004 to 2005); formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason & Co. (2002 to 2004)

32	Legg Mason Barrett Financial Services Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d:

Steven Frank Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1967
Position(s) with Trust	Controller
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. or its predecessors (since 2002); Controller of certain funds associated with Legg Mason & Co. or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with certain predecessor firms of Legg Mason & Co. (2001 to 2005)

Albert Laskaj Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1977
Position(s) with Trust	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Controller of certain funds associated with Legg Mason & Co. (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. (2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason & Co. (2003 to 2005)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005); formerly, Director of Global Fund Administration, CAM (1996 to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section (a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member or an officer took office for a fund in the Legg Mason fund complex.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason Barrett Financial Services Fund	33

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended March 31, 2010:

Record date:	12/28/2009
Payable date:	12/29/2009
Ordinary income:
Qualified dividend income for individuals	100.00%
Dividends qualifying for the dividends
received deduction for corporations	100.00%

Please retain this information for your records.

Legg Mason Barrett

Financial Services Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken, CFA Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Barrett Associates, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

PNC Global Investment Servicing

4400 Computer Drive

Westborough, Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Barrett Financial Services Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

Legg Mason Barrett Financial Services Fund

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Barrett Financial Services Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02127 5/10 SR10-1078

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending March 31, 2009 and March 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $26,000 in 2009 and $25,100 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings and calculations pursuant to Funds revolving credit for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $6,000 in 2009 and $3,300 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2010.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: May 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: May 28, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date: May 28, 2010